SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported)         October 30, 2003
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                                 Unitrin, Inc.
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            (Exact name of registrant as specified in its charter)


                                   Delaware
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        (State or other jurisdiction of incorporation or organization)


 One East Wacker Drive, Chicago, Illinois                 60601
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 (Address of principal executive offices)               (Zip Code)


                 0-18298                                95-4255452
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         (Commission File Number)          (I.R.S. Employer Identification No.)


                                (312) 661-4600
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             (Registrant's telephone number, including area code)


                                Not Applicable
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         (Former name or former address, if changed since last report)



Item 5.  Other Events and Regulation FD Disclosure.

         On October 27, 2003, Unitrin, Inc., a Delaware corporation, pursuant to an underwriting agreement dated as of June 26, 2002, entered into a pricing agreement relating to the sale of $200 million aggregate principal amount of 4.875% senior notes due November 1, 2010 (the "Senior Notes") to Banc One Capital Markets, Inc., Wachovia Capital Markets, LLC, BNY Capital Markets, Inc., Cochran, Caronia Securities LLC, Fifth Third Securities, Inc., Goldman, Sachs & Co., U.S. Bancorp Piper Jaffray Inc. and Wells Fargo Brokerage Services, LLC.

         The Senior Notes were sold pursuant to the shelf registration statement filed by Unitrin, Inc. with the Securities and Exchange Commission on May 9, 2002, as amended June 24, 2002, and a prospectus supplement dated October 27, 2003 and accompanying prospectus dated June 26, 2002.

         The terms of the Senior Notes are set forth in an indenture dated as of June 26, 2002 and an Officers' Certificate dated as of October 30, 2003 establishing the Senior Notes, including the form of Senior Note attached thereto as Exhibit A.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   Exhibits

Exhibit No.   Exhibit

  1.1 Underwriting Agreement dated June 26, 2002 among Unitrin, Inc., Goldman, Sachs & Co., Banc One Capital Markets, Inc., Wachovia Securities, Inc., BNY Capital Markets, Inc., Tokyo-Mitsubishi International plc and Wells Fargo Brokerage Services, LLC (Incorporated herein by reference to exhibit 1.1 to Unitrin's Form 8-K filed July 1, 2002).

  1.2 Pricing Agreement dated October 27, 2003 among Unitrin, Inc., Banc One Capital Markets, Inc., Wachovia Capital Markets, LLC, BNY Capital Markets, Inc., Cochran, Caronia Securities LLC, Fifth Third Securities, Inc., Goldman, Sachs & Co., U.S. Bancorp Piper Jaffray Inc. and Wells Fargo Brokerage Services, LLC relating to Unitrin, Inc.'s 4.875% Senior Notes due November 1, 2010.

  4.1 Indenture dated as of June 26, 2002 between Unitrin, Inc. and BNY Midwest Trust Company relating to Senior Debt Securities (Incorporated herein by reference to exhibit 4.1 to Unitrin's Form 8-K filed July 1, 2002).

  4.2 Officers' Certificate, dated as of October 30, 2003, pursuant to the Indenture dated as of June 26, 2002, between Unitrin, Inc. and BNY Midwest Trust Company, relating to the 4.875% Senior Notes due November 1, 2010 (including the form of Senior Note attached thereto as Exhibit A).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Unitrin, Inc.
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Date:  October 30, 2003             /s/ Scott Renwick
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                                    Scott Renwick
                                    Senior Vice President, General Counsel
                                    and Secretary